EXHIBIT 99.B

Doug Foshee President and Chief Executive Officer Lehman Brothers CEO Energy/Power Conference September 4, 2007

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2007 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully form, market, and operate a master limited partnership, our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward- looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. With regard to any discussion of a potential pipeline master limited partnership, a registration statement relating to such securities has been filed with the Securities and Exchange Commission but has not yet become effective. The securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom. Non-GAAP Financial Measures EBITDA is defined as EBIT, depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. This non-GAAP financial measure may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

Defining Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Focus on Culture

Leading Positions in Two Core Businesses Exploration & Production Interstate Pipelines

Interstate Pipelines are the Cornerstone Largest interstate natural gas pipeline franchise Unmatched connectivity in supply & demand centers $2.2 billion of projects with firm customer commitments 4%-6% EBITDA growth MLP IPO in 4Q 2007

El Paso Pipeline System El Paso Natural Gas Mexico Ventures Mojave Pipeline Colorado Interstate Gas Wyoming Interstate Cheyenne Plains Pipeline Tennessee Gas Pipeline Southern Natural Gas Florida Gas Transmission (50%) Elba Island LNG Source: El Paso Corporation Premiere pipeline franchise 19% of total U.S. interstate pipeline mileage 23 Bcf/d capacity (16% of total U.S.) 16 Bcf/d throughput (28% of gas delivered to U.S. consumers)

Changes in Gas Flows Major Flow Changes 2006-2016 (Bcf/d) -2.0 -1.2 -0.4 -1.0 -0.5 3.4 4.7 1.4 0.4 1.3 4.0 5.4 0.8 1.2 0.6 1.5 0.7 2.9 2.8 Source: EEA/ICF International July 2007 Reference Case Canada Declining exports to U.S. Rockies Increasing supplies leaving region LNG Expanding current facilities, Gulf Coast additions

Solid Increase in Throughput YTD T-put 22 4 8 2 TGP SNG 6% 20% EPNG CIG Power loads, expansions driving 7% overall increase % Increase YTD 2007 vs. YTD 2006 2% 1%

Pipeline Growth is Highly Visible

$ Millions







	2007 (Second Half)	2008–2009	2010 & Beyond
	TGP LA Deepwater Link	WIC Kanda Lateral	SNG SESH Phase II
	TGP Triple T	TGP Essex/Middlesex	SNG South System III
	LPG Burgos Pipeline (50%)	Cheyenne Plains—Coral	Elba Expansion III & Elba Express
	CIG Raton Basin	CIG High Plains Pipeline & Storage (50%)	
	TGP Northeast ConneXion	WIC Medicine Bow	
		SNG Cypress Phase II	
		SNG SESH Phase I	
		TGP Carthage	
Total capital	**$290**	**$545**	**$1,390**

elpaso 10

Pipeline Summary Pipelines continue to deliver outstanding results Excellent inventory of committed growth projects Favorable macro environment creating additional growth opportunities Market connectivity Supply and LNG-related infrastructure

Rapidly Improving E&P Business Top 10 independent domestic gas producer Balanced portfolio of opportunities in U.S. and international 5 years of project inventory Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway Portfolio upgrade underway

E&P Geographic Portfolio Onshore TGC Brazil GOM 65 16 9 10 Onshore 65% R/P: 11 TGC 16% R/P: 6 Brazil 9% R/P: 29 GOM 10% R/P: 4 2.6 Tcfe proved reserves 9-year reserve life Note: Reserves (as of 12/31/06) include proportionate share of Four Star equity volumes

Production Moving in Right Direction 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 Onshore 411 415 422 433 439 TGC 187 183 182 189 202 GOM/SLA 165 189 209 182 202 International 22 23 17 16 14 411 187 165 22 810 415 422 433 439 183 182 189 202 189 209 182 202 23 17 16 14 785 830 820 857 Note: Production includes proportionate share of Four Star equity volumes Average Daily Production (MMcfe/d)

Significant Project Inventory Identified Proved developed1 Proved undeveloped1 Total proved1 Unproven Resource (Bcfe)2 Net Risked Potential 1,323 390 1,713 735 330 76 406 414 232 39 271 791 28 219 247 611 1,913 724 2,637 2,551 Onshore TGC GOM/ SLA Int'l Total 1Includes proportionate interest in Four Star 22006 YE Project Inventory; excludes Peoples Energy acquisition Note: See cautionary statement on non-SEC proved reserves More than 5 years of project inventory (>3,000 wells) Proved Reserves (Bcfe)

Portfolio High Grading Underway Completed portfolio review Focused on inventory, cost structure, reserve life, and competencies Announced plan to divest non-core fields on August 7 Targeting 220 to 270 Bcfe Weighted towards GOM and South Texas properties Final closing target date 1Q 2008 Announced acquisition of Peoples Energy Production Company on August 17

Peoples Energy Production Company Acquisition Overview $875 MM 72 MMcfe/d 305 Bcfe reserves 42% proved 12-year R/P >600 proved and probable locations 3Q 2007 closing $0.60/Mcfe LOE Excellent operational fit 80% of assets in ArkLaTex & TGC Improved predictability Lowers unit LOE ? Facts Rationale *Includes Four Star properties

ArkLaTex Becomes Largest Base of Production Significant El Paso historical presence Cotton Valley and Hosston/Travis Peak tight sands 150 MMcfe/d combined Activity will increase to 9-10 operated rigs 1,000 future locations identified 2004 2005 2006 2007E El Paso 79 108 122 127 Peoples 6.3 Average Daily Production (MMcfe/d)

Tight-Gas Reservoirs Offer Attractive Returns Hosston Sands Cotton Valley Sands 7,000' 8,000' 9,000' 10,000' Texas Arkansas Louisiana *NYMEX flat pricing: $6/Mcfe and $48/Bbl El Paso Peoples Energy Average Well Statistics* Capital: $2.0-$3.5 MM Reserves: 0.8-2.2 Bcfe Rates: 1.0-3.0 MMcfe/d IRR: 15-25% Well Life: 20+ years

E&P Summary Production on target Capital on track and creating value Added staff and key leadership Increased drilling activity Portfolio and inventory high-grading International progress Credibility Capability Visibility

Financial Progress and Outlook June 30, 2007 debt at $11.9 billion vs. $14.7 billion1 at 12/31/2006 2Q interest expense down 27% vs. 2006 Minimal capital markets requirements through 2008 MLP IPO proceeds used for debt reduction $2.4 billion2 NOL available post IPO 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 El Paso 316 294 287 283 231 Interest Expense1 ($ Millions) $316 $294 $287 $283 $231 1Excludes ANR debt ($741 MM at 12/31/06) and related interest expense 2Estimate for 12/31/07

Summary Both businesses performing very well More pipeline growth opportunities More drilling news coming from Brazil Pipeline MLP in 4Q 2007 Significant hedging supporting balance of 2007 and 2008 Strong balance sheet Proven commitment to shareholders Outlook is excellent

Doug Foshee President and Chief Executive Officer Lehman Brothers CEO Energy/Power Conference September 4, 2007

Appendix

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2004 2004 2004 2004 2005 2005 2005 2005 2006 2006 2006 2006 2006 2007 2007 2007 2007 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011 2011 EPNG CIG SNG FGT TGP Recent Rate Settlements New Rates Required Settled Rates Rate Stability

Total NA TGP SNG EPNG CIG FGT 2330 793 517 584 436 485 Revenue Stability Demand Revenue (% of total Revenue) Demand as a % of total revenue increases over time 62% 91% 94% 91% 82% Total SNG EPNG CIG TGP FGT 94% 2006 Revenue ($ Millions)

2007 2008 2009 2010 2011 Beyond 3524 2698 1773 3545 2186 12026 Contractual Certainty 14% 3,524 10% 2,698 7% 1,773 14% 3,545 8% 2,186 47% 10,026 Average remaining contract term: 5.4 years As of February 1, 2007 Thousands of Dth/d Note: As of 12/31/06 and excludes ANR

2007 Natural Gas Hedge Program 28 TBtu $8.00 floor/ $16.89 ceiling 39 TBtu $7.72 fixed price 45 TBtu $7.50 floor Balance at Market Price Ceilings Floors 67 TBtu Average cap $11.52 per MMBtu 112 TBtu Average floor $7.70 per MMBtu Positions as of June 30, 2007 (Contract Months July 2007 - Forward) Excellent price support for balance of 2007 Note: See full Production-Related Derivative Schedule in Appendix

2008 Natural Gas Hedge Activities 18 31 31 Fixed price swaps Average ceiling Average floor $ 8.24 $ 12.00 $ 8.00 Volumes (TBtu) Avg. Price ($/MMBtu) 23 93 93 Volumes (TBtu) Avg. Price ($/MMBtu) New Positions $ 7.27 $ 10.92 $ 7.61 116 TBtu floor de-risks 2008 outlook Note: See full Production-Related Derivative Schedule in Appendix New & Existing Positions

Production-Related Derivative Schedule Note: 2007 and 2009 positions are as of June 30, 2007 (contract months: July 2007-forward) 2008 positions are as of July 11, 2007 (contract months: July 2007-forward)

Pinauna Upside Exploration Preparing to enter primary objective Unrisked reserves potential: 100 MM BOE with Pc 34% Expect assessment in 3Q Divestiture process on-going 3D survey outline Pinauna POD area BAS-73 BAS-73 2 3 Pinauna Field (BAS-64) 37 MMBOE R2P 1,350 acres (at -2,380 m ss / conservative OWC) 1 3 km Sergi depth BAS-74 Acai-1 Cacau-1 BAS-64 1 Rio de Janeiro Brazil 30" 20" 13-3/8" 500m 1000m 1500m 30" 20" 13-3/8" Cacau 1-ELPS-16D-BAS Acai 1-ELPS-17D-BAS 9-5/8" TD at 3022md Sergi 2000m 2500m 3000m Sergi 9-5/8" TD at 2904md Cacau and Acai Batch Drilling

Espirito Santo Bia/Camarupim Discovery 10 km Petrobras oper WI 65% El Paso WI 35% 10 km Petrobras oper WI 65% El Paso WI 35% Petrobras oper WI 100% Bia discovery 6-ES-168 Rio de Janeiro Brazil Discovery announced April 2007 130 meters of pay Working with Petrobras to assess full discovery upside In discussions with Petrobras to drill appraisal well further North